UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 19, 2018

GREEN PLAINS PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37469	47-3822258
(Commission file number)	(IRS employer identification no.)

1811 Aksarben Drive, Omaha, Nebraska	68106
(Address of principal executive offices)	(Zip code)

(402) 884-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f) On February 14, 2018, Green Plains Partners  LP filed its 2017 Annual Report Form 10-K and indicated in the 2017 Executive Compensation Summary of Item 11 that amounts related to our parent’s incentive compensation plan had not been finalized.  These amounts have since been finalized and an updated 2017 Executive Compensation Summary is shown below:

2017 Executive Compensation Summary

The following table provides certain compensation information for our Named Executive Officers (NEOs) for the years ended December 31, 2017 and 2016:

Name and principal position	Year	Salary (1)	Bonus (1)(2)	Stock awards (1)(3)	Non-equity incentive plan comp. (1)(2)	All other comp. (1)(4)		Total
Todd Becker, President and Chief Executive Officer	2017	$22,725	$29,002	$139,487	$-	$3,792		$195,006
	2016	22,916	-	130,947	79,118	3,795		236,776
Jerry Peters, Chief Financial Officer (5)	2017	11,363	3,409	-	-	63,157	(7)	77,929
	2016	15,004	-	21,825	14,186	502		51,517
John Neppl, Chief Financial Officer (6)	2017	5,383	3,679	25,972	-	183		35,217
	2016	-	-	-	-	-		-
Jeffrey Briggs, Chief Operating Officer	2017	15,150	6,926	25,031	-	494		47,601
	2016	15,004	-	21,825	16,226	483		53,538

(1) The amounts shown above reflect compensation allocated to us from our parent for the periods presented. Per our omnibus agreement percentage allocations of approximately 4.33% and 4.36% were applied to compensation for the full year 2017 and 2016, respectively.
(2) "Bonus" amounts relate to discretionary cash bonuses.  “Non-equity incentive plan compensation” amounts were awarded pursuant to our parent's Umbrella Short-Term Incentive Plan.
(3) "Stock awards" were awarded pursuant to our parent's 2009 Equity Incentive Plan, as amended. A column for "Option Awards" has been omitted from this table because no compensation is reportable thereunder.
(4) “All other compensation" generally consists of our parent's match to the executive officer's 401(k) retirement plan and imputed income on Company-paid life insurance.
(5) Mr. Peters served as our Chief Financial Officer from June 25, 2015 through his retirement on September 11, 2017.
(6) Mr. Neppl became our Chief Financial Officer effective September 11, 2017.
(7) Amount includes the value of accelerated vesting of outstanding restricted stock unit awards and other amounts earned by Mr. Peters upon his retirement pursuant to his employment agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2018	Green Plains Partners LP By: /s/ John W. Neppl John W. Neppl Chief Financial Officer (Principal Financial Officer)